UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2013

CAPE BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

             Maryland                                                                                                                                 001-33934                                                                                             26-1294270
(State or Other Jurisdiction)                                                                                                    (Commission File No.)                                                            (I.R.S. Employer of Incorporation
                                                                                                                                                                                                                                                          Identification No.)

225 North Main Street, Cape May Courthouse, New Jersey                                                                                                                                08210
(Address of Principal Executive Offices)                                                                                                                                                           (Zip Code)

Registrant’s telephone number, including area code:      (609) 465-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 8.01                      Other Events.

On December 18, 2013, Cape Bancorp, Inc. (“Cape Bancorp”) sold that portion of its portfolio of bank and insurance trust preferred collateralized debt obligation (“CDO”) securities that had a cost basis greater than zero.  Cape Bancorp believes that all of its CDO securities will be considered disallowed investments under the final rule implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, commonly referred to as the “Volcker Rule”. The final rule requires banking entities to divest disallowed securities by July 21, 2015, unless, upon application, the Federal Reserve grants extensions to July 21, 2017. In connection with the foregoing, as of December 18, 2013, Cape Bancorp sold the eleven CDO securities in its portfolio with a cost basis of approximately $8.3 million, at a loss of approximately $850,000 ($531,800 on an after tax basis). Cape Bancorp retains approximately eleven CDO securities in its portfolio, which it has fully written down.  Tangible equity will improve by approximately $1.0 million, representing the increase in value net of tax realized on the sale compared to the previous unrealized loss recorded in Accumulated Other Comprehensive Loss. Cape Bank remains a well-capitalized institution.

Item 9.01.                      Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPE BANCORP, INC.
DATE: December 19, 2013	By:	/s/ Guy Hackney
Guy Hackney
Chief Financial Officer